© 2011 Mercury Computer Systems, Inc. Noble Financial Seventh Annual Equity Conference May 17, 2011 Bob Hult SVP & CFO Didier Thibaud SVP & GM Exhibit 99.1

© 2011 Mercury Computer Systems, Inc.
Forward-Looking Safe Harbor Statement

This presentation  contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995,
including those relating to fiscal 2011 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words  “may,” “will,” “could,” “should,” “plans,” “expects,” “anticipates,” “continue,”
“estimate,” “project,” “intend,” “likely,” “probable,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2010. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted
EBITDA; free cash flow; cash and marketable securities, net of debt; and adjusted working capital, which are non-GAAP financial measures.
Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.  Cash and marketable securities, net of debt is defined as cash and cash equivalents, short-term marketable securities and related receivables, and long-term marketable securities less total borrowings under line of credit and total notes payable.  Adjusted working capital is defined as accounts receivable, net of allowance for doubtful accounts and inventory less accounts payable and accrued expenses. The
Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA; free cash flow; cash and marketable securities, net of debt; and adjusted working capital is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP.
Management believes the adjusted EBITDA; free cash flow; cash and marketable securities, net of debt; and adjusted working capital financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

•
MRCY on NASDAQ
•
Real-time digital image, signal
and sensor processing solutions
•
Focused on DoD high priorities:
C4ISR; Electronic Warfare; Missile
Defense
•
Deployed on ~300 programs with
25+ Primes
•
$231M LTM revenues; 19% Adj.
EBITDA margin; 612 employees
•
Defense revenue ~80% and
42% growth FY07 to FY10
Best-of-breed provider of open, commercially developed,
application-ready and multi-INT subsystems for the ISR market
Introducing Mercury Computer Systems

© 2011 Mercury Computer Systems, Inc.

Current Management team has successfully transformed the business and poised Mercury for growth 4 © 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
Mercury investment highlights
Pure-play C4ISR and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Pure-play C4ISR and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Best-of-breed provider of specialized computing subsystems
targeting the well funded and growing C4ISR market
Best-of-breed provider of specialized computing subsystems
targeting the well funded and growing C4ISR market
Increased demand for ISR and a rapidly evolving threat environment driving greater demand for our products, solutions and capabilities
Increased demand for ISR and a rapidly evolving threat environment driving greater demand for our products, solutions and capabilities
Well positioned to benefit from DoD procurement reform requiring more affordable and rapidly developed upgrades leading to increased outsourcing by the large Defense Primes
Well positioned to benefit from DoD procurement reform requiring more affordable and rapidly developed upgrades leading to increased outsourcing by the large Defense Primes
Well-defined strategy with a demonstrated track record
Well-defined strategy with a demonstrated track record
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions

• DoD spending projection is $708 billion for
2011
• Defense procurement reform well underway
• Our market opportunity is defined by the
growing demand for specialized embedded
defense computing solutions
• C4ISR (Command, Control, Communications,
Computers, Intelligence, Surveillance and
Reconnaissance) is a $43 billion market
segment and a high priority for the defense
department
Procurement reform increasing opportunity for Mercury
C4ISR, Electronic Warfare and Missile Defense are DoD
priority areas and continue to be well funded

© 2011 Mercury Computer Systems, Inc.

• Provide the war fighting capability
we need with the dollars we have
• Restore affordability to Defense
goods and services procurement
• Shorten procurement cycles; focus
on upgrades to address urgent needs
• Obtain greater efficiency,
affordability and productivity in
Defense spending
• Avoid program turbulence and
maintain a vibrant and healthy
Defense industry
As a direct result of procurement reform Primes are
outsourcing to best-of-breed companies like Mercury
Defense procurement reform: Shifting DoD priorities
favor more affordable upgrades of existing platforms

• Reduce risk given DoD shift to
firm fixed price contract awards
• Primes shift from high fixed cost
to variable cost model
• Affordably upgrade existing
platforms with new capabilities
• Compress development and
deployment cycles
• Differentiate solutions with less
internal R&D dollars
• Increase success rate on new
programs and re-competes
Government Primes
© 2011 Mercury Computer Systems, Inc.

• Some C4ISR focus among broader capabilities set
• Unwanted exposure to vulnerable portions of the DoD budget
• Risk associated with government insourcing of services functions
• Some C4ISR focus among broader capabilities set
• Unwanted exposure to vulnerable portions of the DoD budget
• Risk associated with government insourcing of services functions
• Strong C4ISR focus. Limited exposure to broader DoD budget risk
• Public asset with scale that provides clear C4ISR investment thesis
• Business model that anticipated and expects to benefit from shifting DoD priorities and Defense  procurement reform
• Well positioned for growth and higher returns in a consolidating industry
• Several private C4ISR companies with no near-term IPO plans
• Several C4ISR companies have recently been acquired
• Several private C4ISR companies with no near-term IPO plans
• Several C4ISR companies have recently been acquired
C4ISR landscape – a scarcity of public investment
opportunities
• C4ISR assets embedded in broader defense capabilities portfolio
• Focus split between commercial aerospace and defense industries
• C4ISR assets embedded in broader defense capabilities portfolio
• Focus split between commercial aerospace and defense industries
• Engaged across all sectors of the defense industry
• Limited growth due to exposure to broader DoD budget
• Engaged across all sectors of the defense industry
• Limited growth due to exposure to broader DoD budget
Defense
Primes
Defense
Primes
Large Cap
Diversified
Large Cap
Diversified
Semi-
Specialized
Small/Mid Cap
Semi-
Specialized
Small/Mid Cap
Private or
Acquired
Private or
Acquired
Pure-Play
C4ISR &
Defense
Electronics
Pure-Play
C4ISR &
Defense
Electronics
© 2011 Mercury Computer Systems, Inc.

Deployed on approximately 300 programs with 25+ Primes
We’ve been making customers successful for 30 years
Global Hawk
BAMS
Global Hawk
BAMS
F-35
F-35
SEWIP
SEWIP
Guardrail
Guardrail
Sampson
Sampson
Patriot
Patriot
Predator
Predator
Reaper
WAAS
Reaper
WAAS
Ocean Eye
Ocean Eye
P8
P8
THAAD
THAAD
F-16
F-16
JCREW 3.3
JCREW 3.3
SSEE (E)
SSEE (F)
SSEE (E)
SSEE (F)
© 2011 Mercury Computer Systems, Inc.
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore

© 2011 Mercury Computer Systems, Inc.

Best-of-breed solutions spanning the entire signal
processing chain
© 2011 Mercury Computer Systems, Inc.
Full range of high-performance
embedded processor and I/O boards
for the most demanding applications
High-performance sub-systems
solutions spanning the entire signal
processing chain
Outsourced engineering and Systems
Integration services accelerate
development and deployment of
affordable customized subsystems for
ISR applications to Defense primes
High value added software and
middleware for signal and image
processing, visualization, analysis,
and image reconstruction
Boards
Boards
Systems
Systems
Services
Services
Software
Software
We solve problems that can’t be solved with commercial computing
•
State-of-the-art, mixed
silicon, real-time embedded
signal processing and multi-
computing solutions
•
Advanced size, weight and
power design and packaging
•
Ruggedized for deployment;
production volume ready
•
Application middleware:
portability, scalability, high-
availability, virtualization
•
Best performance available
using open standards

© 2011 Mercury Computer Systems, Inc.
C4I
C4I
EW
EW
Radar
Radar
EO/IR
EO/IR

•
More and better sensors
lead to overwhelming data
•
EW:  new and rapidly
evolving threats
•
Radar:  smaller, faster
targets. New technologies
•
EO/IR:  leap in imaging
detail, onboard exploitation
and real-time tactical access
•
C4:  Net-centric command,
control and collaboration
•
Time to relevant
information is critical
for the onboard processing products and solutions we provide
Increased demand for ISR and rapidly evolving threats
drive greater demand…
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.

•
Countering rogue nations’
ballistic missile threats
•
First systems installed on
Aegis ships
•
$35M booked in FY10
•
43 ship upgrade scheduled
over 5 years
•
Upside opportunities:
–
New data recorder design
win in FY10
–
Lockheed Martin awarded
Aegis Ashore development
–
FMS sales opportunities
Aegis ballistic missile defense: SPY-1 BMD Radar
Mercury’s largest single program in production to date
Mercury’s largest single program in production to date
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
•
Naval surface fleet EW
upgrade to counter
emerging peer threats
•
Lockheed Martin displaced
incumbent
•
Met compressed schedule
for field trials
•
Leveraged Mercury
application expertise
•
Delivered best-of-breed
application-ready subsystem
•
EW performance-optimized
Strong partnership with Prime driving Mercury content expansion
SEWIP Block 2: Countering new emerging peer threats
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc. © 2011 Mercury Computer Systems, Inc.

•
Software defined jammer
to defeat roadside bombs
–
Signal Processing & RF Tuners
•
Previous generations high
volume ground mobile
–
JCREW 2.1  25,000 systems
–
JCREW 3.2    5,000 systems
•
JCREW 3.3 Presolicitation:
–
Currently EDM phase
–
ITT sole source. LRIP up to
1,350 systems
–
LRIP period FY13 thru FY14
–
Navy intends to compete full
rate production
JCREW 3.3: Joint services CIED program of record
Potentially the largest program Mercury has won to date
Potentially the largest program Mercury has won to date
Note: Mercury not involved in JCREW 2.1 and 3.2

We anticipated shifting DoD priorities and uniquely
positioned our business for growth and higher returns

Mercury is a best-of-breed outsourcing partner to the Primes
Advanced Computing Solutions (ACS)
Advanced Computing Solutions (ACS)
Primes
Primes
Primes
Primes
Primes
Primes
Traditional Model
and Competition
Traditional Model
and Competition
COTS Boards
“Plug-n-Pray”
36+ months Time to Market
COTS
Prime Application
Middleware
Operating System
COTS COTS
Classified Platform-Ready
ISR Subsystem
12 months Time to Market
Unclassified Application-
Ready Subsystem
12 months Time to Market
Commercially Funded
Best-of-breed Products
Open Architecture
Customized Configuration
Services Led Engagement
Annuity Revenue Model
Mercury Federal Systems (MFS)
Mercury Federal Systems (MFS)
Application-Ready
Subsystem
Mercury
Mercury
© 2011 Mercury Computer Systems, Inc.
Classified IP

© 2011 Mercury Computer Systems, Inc. © 2011 Mercury Computer Systems, Inc.
© 2011 Mercury Computer Systems, Inc.
Application-ready subsystem and Prime outsourcing success story
Application-ready subsystem and Prime outsourcing success story

• First award $18M
–
Development
–
UAE
–
Entering production
• Second award received
–
Taiwan
• Potential future awards:
–
< 12 months: Saudi Arabia,
Turkey
–
> 12 months: Others
• Major potential with US
Army upgrade
Patriot missile defense: Next generation ground radar

© 2011 Mercury Computer Systems, Inc.

Platform-ready ISR subsystem and Prime outsourcing success story
© 2011 Mercury Computer Systems, Inc.
MFS major program: Wide Area Airborne Surveillance
•
Quick reaction capability
MFS providing image
processing payload
•
Partnered with Prime and
other leading companies
•
Rapid prototyping and
demonstration of
best-of-breed solution
•
Open plug-n-play sensor
bus architecture
•
Real-time tailored feeds
directly to the forces
•
Near real-time “TIVO®”
capability

© 2011 Mercury Computer Systems, Inc.

Acquisition Case Study: LNX
•World-class supplier of next
generation RF receivers for signals
intelligence, communications
intelligence and electronic warfare
applications
•Increased
content on JCREW 3.3
by over 40%
•Acquired on January 12, 2011 for
$31 million, plus up to a $5 million
earn-out
•LNX FY10 revenue $14m, EBITDA
>15%, 65 employees
•Expected to be neutral to
modestly accretive within 12
months
Mercury has the strategy, infrastructure and pipeline to
supplement organic growth with acquisitions
Driving growth through acquisition
• Expand ACS core business in ISR and EW by
adding relevant technology or products
• Add Mercury content and services to existing
and future defense and intelligence programs
• Add an ISR platform company to scale MFS
Focus on the following characteristics:
• Demonstrated profitability and growth
• Private; Low tens of millions revenue to start
• Accretive within 12 months or less
• Seek to execute with assets on hand / available
Proprietary pipeline of targets
• Attractive destination for target companies

© 2011 Mercury Computer Systems, Inc.
Positioned for growth in a changing industry
• Focused on the right Defense market segments:
ISR, Electronic Warfare and Missile Defense
• Positioned well on key programs and platforms
to address today’s and tomorrow’s threats
• Business model aligned with Defense
procurement reform
• Outsourcing partner to the Primes for best-of-
breed application-ready and ISR subsystems
• Delivering strong organic growth in defense with
improving profitability
• Pursuing complementary acquisitions to
supplement organic growth
Continuing to build a pure-play, best-of-breed ISR subsystems and technology-enabled software and services company

© 2011 Mercury Computer Systems, Inc. Financial Overview

© 2011 Mercury Computer Systems, Inc.

•
Profitability improving
•
Revenue growth accelerating
•
Generating healthy cash flows from
operations
•
Efficient working capital platform
•
Strong balance sheet
•
Closing on robust target business
model 17-18% adj. EBITDA margin
Financial highlights

© 2011 Mercury Computer Systems, Inc.
FY07 – FY10: Restored profitability and growth
Defense 42% growth (12% CAGR) since FY07.  LTM Adjusted EBITDA 19%

Adj. EBITDA $M
Notes:
•
FY07 – FY10 figures are as reported in the Company’s fiscal 2010 Form 10K.
•
FY10 Earnings per Share were positively influenced by the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately
5%.
•
LTM is Q4 FY10 and Q1-Q3 FY11.
EBITDA Margin %

© 2011 Mercury Computer Systems, Inc. Y-T-D FY11 year over year comparison 23 Revenue $M Commercial Defense

• Engineering and supply
chain transformation
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Outsourced manufacturing
• Customer satisfaction
–
Blue chip customers
–
Terms net 30
Efficient working capital platform to support growth
Note:
•
Net cash provided by operating activities % of revenue is  3 quarters ended March 31, 2010 and 2011, respectively.
•
Adjusted working capital % of revenue  is  fiscal year ending  June 30, 2010 and LTM (Q4 FY10 and Q1-Q3 FY11).
© 2011 Mercury Computer Systems, Inc.

•
Organic growth only
•
ACS : MFS revenue split
90% : 10% respectively
•
High mix, low volume
•
R&D delivering significant
added value and returns
•
Increased engineering
services and systems
integration
•
Services-led design wins
lead to long-term
production subsystem
annuity revenues
Approaching target business model
GAAP FY08 FY09 FY10 LTM
Target
Business
Model
Revenue 100% 100% 100% 100% 100%
Gross
Margin
58% 56% 56% 56% 54+%
SG&A and
Other OPEX
37% 29% 27% 25% Low-mid 20’s
R&D 24% 22% 21% 19% High Teens
Operating
Income
(3%) 4% 9% 12% 12-13%
Adj.
EBITDA
12% 12% 15% 19% 17-18%
(1)
© 2011 Mercury Computer Systems, Inc.
(1)
Other OPEX includes: Amortization of Acquired Intangible Assets, Impairment of Long Lived Assets, Restructuring,
Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
(2)
LTM is Q4 FY10 and Q1-Q3 FY11.

Mercury’s balance sheet poised for investment
Acquisition financing available

Generating positive free cash flow from operations; zero debt
($M)
Q2’11 Cash and marketable securities 88
Net Proceeds from Stock Offering
94
LNX Acquisition (net of cash acquired)
(30)
Free cash flow
4
Q3’11 Cash and marketable securities
156
Other financing sources:
• Operating line of credit
35
© 2011 Mercury Computer Systems, Inc.

Q4 FY11 guidance

Consensus
Q4 FY10
Actual
Quarter Ending June 30, 2011
Low High
Revenue $59 $64 $57 $59
GAAP EPS (Continuing) $0.13 $0.77 $0.11 $0.13
Adj EBITDA $10.0 $12.4 $9.0 $10.0
Note - Adj EBITDA Adjustments:
Net income (Continuing) 18.0 3.4 4.0
Interest (income) expense, net (0.0) 0.0 0.0
Income tax (benefit) expense (8.4) 1.7 2.0
Depreciation 1.4 1.8 1.8
Amortization of acquired intangible assets 0.4 0.7 0.7
Fair value adjustments from purchase accounting 0.0 (0.1) (0.1)
Stock-based compensation cost 1.0 1.4 1.4
Adj EBITDA 12.4 9.0 10.0
© 2011 Mercury Computer Systems, Inc.

Last 15 quarter’s revenues and EPS exceeded
or met the top end of guidance
2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue ($M) 49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($) 0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Q1 Q2 Q3 Q4
Revenue ($M) 49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($) 0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Q1 Q2 Q3 Q4
Revenue ($M) 47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($) 0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Q1 Q2 Q3 Q4
Revenue ($M) 52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 57.0-59.0
EPS ($) 0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.11-0.13
Note:
Non-GAAP
GAAP
Note:  Q3’11 EPS actuals pre-stock offering were $0.22.
© 2011 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
Mercury investment highlights
Pure-play C4ISR and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Pure-play C4ISR and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Best-of-breed provider of specialized computing subsystems
targeting the well funded and growing C4ISR market
Best-of-breed provider of specialized computing subsystems
targeting the well funded and growing C4ISR market
Increased demand for ISR and a rapidly evolving threat environment driving greater demand for our products, solutions and capabilities
Increased demand for ISR and a rapidly evolving threat environment driving greater demand for our products, solutions and capabilities
Well positioned to benefit from DoD procurement reform requiring more affordable and rapidly developed upgrades leading to increased outsourcing by the large Defense Primes
Well positioned to benefit from DoD procurement reform requiring more affordable and rapidly developed upgrades leading to increased outsourcing by the large Defense Primes
Well-defined strategy with a demonstrated track record
Well-defined strategy with a demonstrated track record
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
29 © 2011 Mercury Computer Systems, Inc.

Appendix

Adjusted EBITDA reconciliation

© 2011 Mercury Computer Systems, Inc.
Twelve Months
Ended Nine Months Ended
March 31, March 31, Years Ended June 30,
(000'S) 2011 2011 2010 2010 2009 2008
Income (loss) from continuing operations
32,273 14,243 10,039 28,069 7,909 (4,437)
Interest expense (income), net
18 49 (120) (151) 492 (3,129)
Income tax expense (benefit)
(2,598) 5,780 (999) (9,377) 109 3,710
Depreciation
5,997 4,640 3,790 5,147 5,640 7,372
Amortization of acquired intangible assets
1,707 1,299 1,302 1,710 2,414 5,146
Restructuring
(12) — 243 231 1,712 4,454
Impairment of long-lived assets
— — 211 211 — 561
Acquisition costs and other related expenses
407 407 — — — —
Fair value adjustments from purchase accounting
148 148 — — — —
Stock-based compensation costs
5,270 4,222 2,968 4,016 4,582 8,848
Adjusted EBITDA
43,210 30,788 17,434 29,856 22,858 22,525
$
$ $
$
$ $ $
$
$
$ $ $

Adjusted working capital reconciliation

© 2011 Mercury Computer Systems, Inc.
As of
June 30, March 31,
(000's) 2010 2011
Accounts receivable, net of allowance for doubtful accounts 36,726 43,604
Inventory 17,622 19,279
Accounts payable (10,533) (7,030)
Accrued expenses (5,025) (6,782)
Adjusted working capital 38,790 49,071
$
$ $
$